EXHIBIT 10(cc)

                               SECOND ADDENDUM
                               TO THAT CERTAIN
                            EMPLOYMENT AGREEMENT
                                   BETWEEN
                       FARMSTEAD TELEPHONE GROUP, INC.
                                     AND
                              ROBERT G. LAVIGNE
                         DATED AS OF JANUARY 1, 2000
        AS AMENDED BY THAT FIRST ADDENDUM DATED AS OF JANUARY 1, 2003

                              (the "Agreement")


This Second Addendum to the Agreement is effective as of the 1st day of January 2004 (the "Effective Date").

                                  RECITALS

The Executive and Company are parties to the Agreement.

The parties wish to modify the Agreement for the limited purpose of extending the duration of Executive's Employment Period through December 31, 2004.

For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1. The date referenced in Section 2.1(a) of the Agreement is changed from December 31, 2003 to December 31, 2004.

2. Unless specifically defined, all capitalized terms in this Second Addendum shall have the meanings assigned in the Agreement.

3. The Agreement shall continue in full force and effect as specifically modified by the terms of this First Addendum to the Agreement.

Executed by the parties as of the Effective Date.


ROBERT G. LAVIGNE                 FARMSTEAD TELEPHONE GROUP, INC.

/s/Robert G. LaVigne____           By:_/s/ Joseph J. Kelley
------------------------               --------------------
                                   Name: Joseph J. Kelley
                                   Title:_Chairman - Compensation Committee


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